                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Mid Cap Value VP                    Security Description: LPL Investment Holdings Inc. (LPLA) IPO
Issuer: LPL Investment Holdings Inc. (LPLA) IPO CUSIP #50213H10   Offering Type: US Registered

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 11/18/2010      None                                     YES
 2.   Trade Date                                    11/18/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                          $30.00        None                                     YES
 4.   Price Paid per Unit                             $30.00        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             $1.58         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                  $384,000        None                                     YES
 9.   Total Size of Offering                       469,724,460      None                                     YES
10.   Total Price Paid by the Fund plus Total      $28,164,000      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund         GOLDMAN SACHS AND   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL           COMPANY NEW YORK    affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Mid Cap Value VP                    Security Description: Dollar General Corporation (DG) Secondary
Issuer: Dollar General Corporation (DG) Secondary                 Offering Type: US Registered
        CUSIP # 25667710

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 12/08/2010      None                                     YES
 2.   Trade Date                                    12/08/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                          $30.50        None                                     YES
 4.   Price Paid per Unit                             $30.50        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             $1.04         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $484,950       None                                     YES
 9.   Total Size of Offering                       762,500,000      None                                     YES
10.   Total Price Paid by the Fund plus Total      $18,300,000      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund          CITIGROUP GLOBAL   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                MARKETS        affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Mid Cap Value VP                    Security Description: HCP, Inc. (HCP) Secondary
Issuer: HCP, Inc. (HCP) Secondary CUSIP # 40414L10                Offering Type: US Registered

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 12/14/2010      None                                     YES
 2.   Trade Date                                    12/14/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                          $32.00        None                                     YES
 4.   Price Paid per Unit                             $32.00        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             $1.28         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $387,200       None                                     YES
 9.   Total Size of Offering                      1,280,000,000     None                                     YES
10.   Total Price Paid by the Fund plus Total      $76,320,000      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund          CITIGROUP GLOBAL   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                MARKETS        affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Enhanced Index VP                   Security Description: Apache Corporation (APA) Secondary
Issuer: Apache Corporation (APA) Secondary (CUSIP #03741110)      Offering Type: US Registered

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 07/23/2010      None                                     YES
 2.   Trade Date                                    07/23/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                          $88.00        None                                     YES
 4.   Price Paid per Unit                             $88.00        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             $2.64         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $114,400       None                                     YES
 9.   Total Size of Offering                      $1,963,280,000    None                                     YES
10.   Total Price Paid by the Fund plus Total      $45,698,400      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund         GOLDMAN SACHS AND   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL           COMPANY NEW YORK    affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Enhanced Index VP                   Security Description: General Motors Company (GM) IPO
Issuer: General Motors Company (GM) IPO CUSIP # 37045V10          Offering Type: US Registered

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 11/18/2010      None                                     YES
 2.   Trade Date                                    11/18/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                          $33.00        None                                     YES
 4.   Price Paid per Unit                             $33.00        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             $0.25         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $425,700       None                                     YES
 9.   Total Size of Offering                      15,774,000,000    None                                     YES
10.   Total Price Paid by the Fund plus Total      $173,853,900     #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund           MORGAN STANLEY    Must not include Sub-Adviser             YES
      purchased (attach a list of ALL              AND COMPANY      affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Enhanced Index VP                   Security Description: HCP, Inc. (HCP) Secondary
Issuer: HCP, Inc. (HCP) Secondary CUSIP # 40414L10                Offering Type: US Registered

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 12/14/2010      None                                     YES
 2.   Trade Date                                    12/14/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                          $32.00        None                                     YES
 4.   Price Paid per Unit                             $32.00        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             $1.28         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $41,600        None                                     YES
 9.   Total Size of Offering                      1,280,000,000     None                                     YES
10.   Total Price Paid by the Fund plus Total      $76,320,000      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund          CITIGROUP GLOBAL   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                MARKETS        affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                        Security Description: Aflac Incorporated (AFL, 6.45%
                                                                                        August 15, 2040)
Issuer: Aflac Incorporated (AFL, 6.45% August 15, 2040)           Offering Type: US Registered
        (CUSIP # 001055AF)

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 08/04/2010      None                                     YES
 2.   Trade Date                                    08/04/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                         $99.499        None                                     YES
 4.   Price Paid per Unit                            $99.499        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             0.88%         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $16,915        None                                     YES
 9.   Total Size of Offering                       447,745,500      None                                     YES
10.   Total Price Paid by the Fund plus Total       $4,289,402      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund         GOLDMAN SACHS AND   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                COMPANY        affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                        Security Description: PNC Funding Corp (PNC 4.375%
                                                                                        August 11, 2020)
Issuer: PNC Funding Corp (PNC 4.375% August 11, 2020)             Offering Type: US Registered
        (CUSIP #693476BL)

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 08/04/2010      None                                     YES
 2.   Trade Date                                    08/04/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                         $99.456        None                                     YES
 4.   Price Paid per Unit                            $99.456        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             0.45%         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $66,636        None                                     YES
 9.   Total Size of Offering                       745,920,000      None                                     YES
10.   Total Price Paid by the Fund plus Total      $17,599,734      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund            BANCAMERICA      Must not include Sub-Adviser             YES
      purchased (attach a list of ALL               SECURITIES      affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                        Security Description: Statoil ASA (STOL 3.125% August 17, 2017)
Issuer: Statoil ASA (STOL 3.125% August 17, 2017)                 Offering Type: US Registered
        CUSIP #85771PAB

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 08/10/2010      None                                     YES
 2.   Trade Date                                    08/10/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                         $99.782        None                                     YES
 4.   Price Paid per Unit                            $99.782        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             0.40%         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $32,928        None                                     YES
 9.   Total Size of Offering                      1,247,275,000     None                                     YES
10.   Total Price Paid by the Fund plus Total       $4,407,371      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund          BARCLAYS CAPITAL   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                  INC.         affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                        Security Description: Direct TV Holdings LLC and Direct TV
                                                                                        Financing Co. Inc (DTV 4.60%
                                                                                        February 16, 2021)
Issuer: Direct TV Holdings LLC and Direct TV Financing Co. Inc.   Offering Type: US Registered
        (DTV 4.60% February 16, 2021) CUSIP #25459HAW

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 08/10/2010      None                                     YES
 2.   Trade Date                                    08/10/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                         $99.934        None                                     YES
 4.   Price Paid per Unit                            $99.934        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             0.45%         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $124,918       None                                     YES
 9.   Total Size of Offering                       999,340,000      None                                     YES
10.   Total Price Paid by the Fund plus Total       $8,694,258      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund          CITIGROUP GLOBAL   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                MARKETS        affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                        Security Description: Nevada Power Company (NVE 5.375%
                                                                                        September 15, 2040)
Issuer: Nevada Power Company (NVE 5.375% September 15, 2040)      Offering Type: US Registered
        (CUSIP # 641423BZ)

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 09/09/2010      None                                     YES
 2.   Trade Date                                    09/09/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                         $99.689        None                                     YES
 4.   Price Paid per Unit                            $99.689        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             0.88%         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $11,963        None                                     YES
 9.   Total Size of Offering                       249,222,500      None                                     YES
10.   Total Price Paid by the Fund plus Total       $2,510,169      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund          BARCLAYS CAPITAL   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                  INC.         affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                        Security Description: Nissan Auto Receivable 2010-A Owner Trust A4
                                                                                        (NAROT A4 - 1.31% September 15, 2016)
Issuer: Nissan Auto Receivables 2010-A Owner Trust A4             Offering Type: US Registered
        (NAROT A4 1.31% September 15, 2016) CUSIP #65476BAD

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 09/15/2010      None                                     YES
 2.   Trade Date                                    09/15/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                        $99.98313       None                                     YES
 4.   Price Paid per Unit                           $99.98313       Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             0.31%         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $59,990        None                                     YES
 9.   Total Size of Offering                       135,426,974      None                                     YES
10.   Total Price Paid by the Fund plus Total       $8,098,623      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund             BANCAMERICA     Must not include Sub-Adviser             YES
      purchased (attach a list of ALL               SECURITIES      affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                        Security Description: Nissan Auto Receivables 2010-A Owner
                                                                                        Trust A3 (NAROT A3 0.87% July 15, 2014)
Issuer: Nissan Auto Receivables 2010-A Owner Trust A3             Offering Type: US Registered
        (NAROT A3 0.87% July 15, 2014) CUSIP # 65476BAC

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 09/15/2010      None                                     YES
 2.   Trade Date                                    09/15/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                        $99.98670       None                                     YES
 4.   Price Paid per Unit                           $99.98670       Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             0.24%         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $94,987        None                                     YES
 9.   Total Size of Offering                       419,041,326      None                                     YES
10.   Total Price Paid by the Fund plus Total      $15,677,805      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund            BANCAMERICA      Must not include Sub-Adviser             YES
      purchased (attach a list of ALL               SECURITIES      affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                        Security Description: Blackstone Holdings Finance Co.
                                                                                        (BX 5.875% March 15, 2021 144A)
Issuer: Blackstone Holdings Finance Co. (BX 5.875% March 15,      Offering Type: US Registered
        2021 144A) (CUSIP # 09256BAB)

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 09/15/2010      None                                     YES
 2.   Trade Date                                    09/15/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                         $99.515        None                                     YES
 4.   Price Paid per Unit                            $99.515        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             0.50%         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $99,515        None                                     YES
 9.   Total Size of Offering                       398,060,000      None                                     YES
10.   Total Price Paid by the Fund plus Total      $16,917,550      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund            BANCAMERICA      Must not include Sub-Adviser             YES
      purchased (attach a list of ALL               SECURITIES      affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                        Security Description: Transocean Inc. (RIG 6.50%
                                                                                        November 15, 2020)
Issuer: Transocean Inc. (RIG 6.50% November 15, 2020)             Offering Type: US Registered
        (CUSIP # 893830AY)

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 09/15/2010      None                                     YES
 2.   Trade Date                                    09/15/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                         $99.930        None                                     YES
 4.   Price Paid per Unit                            $99.930        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             0.65%         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $74,948        None                                     YES
 9.   Total Size of Offering                       899,370,000      None                                     YES
10.   Total Price Paid by the Fund plus Total      $13,040,865      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund         GOLDMAN SACHS AND   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                COMPANY        affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                        Security Description: AmeriCredit Automobile Receivables Trust
                                                                                        2010-3 A3 (AMCAR 2010-3 A3 1.14%
                                                                                        April 8, 2015)
Issuer: AmeriCredit Automobile Receivables Trust 2010-3 A3        Offering Type: US Registered
        (AMCAR 2010-3 A3 1.14% April 8, 2015) CUSIP # 03063PAC

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 09/15/2010      None                                     YES
 2.   Trade Date                                    09/15/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                        $99.98484       None                                     YES
 4.   Price Paid per Unit                           $99.98484       Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             0.45%         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $109,962       None                                     YES
 9.   Total Size of Offering                       194,219,920      None                                     YES
10.   Total Price Paid by the Fund plus Total      $18,442,049      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund          BARCLAYS CAPITAL   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                  INC.         affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                        Security Description: El Du Pont de Nemours
                                                                                        (DD 4.90% January 15, 2041)
Issuer: El Du Pont de Nemours (DD 4.90% January 15, 2041)         Offering Type: US Registered
        (CUSIP # 263534CC)

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 09/20/2010      None                                     YES
 2.   Trade Date                                    09/20/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                         $99.654        None                                     YES
 4.   Price Paid per Unit                            $98.654        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             0.86%         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $24,664        None                                     YES
 9.   Total Size of Offering                       493,270,000      None                                     YES
10.   Total Price Paid by the Fund plus Total      $20,613,753      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund           MORGAN STANLEY    Must not include Sub-Adviser             YES
      purchased (attach a list of ALL              AND COMPANY      affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                        Security Description: El Du Pont de Nemours
                                                                                        (DD 1.95% January 15, 2016)
Issuer: El Du Pont de Nemours (DD 4.90 1.95% January 15, 2016)    Offering Type: US Registered
        (CUSIP # 263534CD)

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 09/20/2010      None                                     YES
 2.   Trade Date                                    09/20/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                         $99.047        None                                     YES
 4.   Price Paid per Unit                            $99.047        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             0.35%         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $57,447        None                                     YES
 9.   Total Size of Offering                       495,235,000      None                                     YES
10.   Total Price Paid by the Fund plus Total      $13,886,389      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund         GOLDMAN SACHS AND   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                COMPANY        affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                        Security Description: Toyota Auto Receivables 2010-C Owner
                                                                                        Trust A3 (TAOT 2010-C A3 0.77%
                                                                                        April 15, 2014)
Issuer: Toyota Auto Receivables 2010-C Owner Trust A3             Offering Type: US Registered
        (TAOT 2010-C A3 0.77% April 15, 2014) CUSIP # 89235UAC

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 09/22/2010      None                                     YES
 2.   Trade Date                                    09/22/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                        $99.99481       None                                     YES
 4.   Price Paid per Unit                           $99.99481       Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             0.28%         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $149,991       None                                     YES
 9.   Total Size of Offering                       347,079,174      None                                     YES
10.   Total Price Paid by the Fund plus Total      $24,688,519      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund          BARCLAYS CAPITAL   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                  INC.         affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                        Security Description: Toyota Auto Receivables 2010-C Owner Trust
                                                                                        A3 (TAOT 2010-C A3 0.77% April 15, 2014)
Issuer: Toyota Auto Receivables 2010-C Owner Trust A3             Offering Type: US Registered
        (TAOT 2010-C A3 0.77% April 15, 2014) CUSIP #89235UAC

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 09/22/2010      None                                     YES
 2.   Trade Date                                    09/22/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                        $99.99481       None                                     YES
 4.   Price Paid per Unit                           $99.99481       Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             0.28%         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $69,996        None                                     YES
 9.   Total Size of Offering                       347,079,174      None                                     YES
10.   Total Price Paid by the Fund plus Total      $24,688,519      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund          BARCLAYS CAPITAL   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                  INC.         affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                        Security Description: Microsoft Corporation (MSFT 1.625%
                                                                                        September 25, 2015)
Issuer: Microsoft Corporation (MSFT 1.625% September 25, 2015)    Offering Type: US Registered
        (CUSIP # 594918AG)

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 09/22/2010      None                                     YES
 2.   Trade Date                                    09/22/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                         $99.561        None                                     YES
 4.   Price Paid per Unit                            $99.561        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                              0.35%        Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $59,737        None                                     YES
 9.   Total Size of Offering                      1,742,317,500     None                                     YES
10.   Total Price Paid by the Fund plus Total      $15,357,284      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund          CITIGROUP GLOBAL   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                MARKETS        affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                        Security Description: Arrow Electrics Inc. (ARW 3.375%
                                                                                        November 1, 2015)
Issuer: Arrow Electrics Inc. (ARW 3.375% November 1, 2015)        Offering Type: US Registered
        (CUSIP # 04273WAA)

                                                                                                        IN COMPLIANCE
                REQUIRED INFORMATION                  ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------   -----------------   ---------------------------------   -------------
 1.   Offering Date                                 10/29/2010      None                                     YES
 2.   Trade Date                                    10/29/2010      Must be the same as #1                   YES
 3.   Unit Price of Offering                          $99.65        None                                     YES
 4.   Price Paid per Unit                             $99.65        Must not exceed #3                       YES
 5.   Years of Issuer's Operations                 MORE THAN 3      Must be at least three years *           YES
 6.   Underwriting Type                               FIRM          Must be firm                             YES
 7.   Underwriting Spread                             0.60%         Sub-Adviser determination to be          YES
                                                                    made
 8.   Total Price paid by the Fund                   $19,930        None                                     YES
 9.   Total Size of Offering                       249,125,000      None                                     YES
10.   Total Price Paid by the Fund plus Total       $4,140,458      #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                25% **
      purchased by the same Sub-Adviser for
      other investment companies
11.   Underwriter(s) from whom the Fund            BANC AMERICA     Must not include Sub-Adviser             YES
      purchased (attach a list of ALL             SECURITIES LLC    affiliates ***
      syndicate members)
12.   If the affiliate was lead or co-lead             YES          Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.